Fund Objective:

The Franklin Strategic Mortgage Portfolio seeks to obtain a high level of total return relative to the performance of the general mortgage securities market. The fund seeks to achieve this objective by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.1

                                                               November 15, 1995



Dear Shareholder:

We are pleased to bring you the annual report for the Franklin Strategic Mortgage Portfolio, for the fiscal year ended September 30, 1995.

Many events affected the fixed income markets during the past twelve months. The December 1994 bankruptcy of Orange County, California, financial and political instability in Mexico, and decisive moves by the Federal Reserve Board to fight the threat of inflation captured the headlines for most of the reporting period's first half. As quickly as these events appeared, however, the stock market was reaching all-time highs and inflationary pressures retreated, resulting in a recovery for the fixed-income market. Obviously, many changes can occur in a short time; however, our portfolio managers maintain a long-term perspective in managing the fund, and we encourage our shareholders to view their investments in the same manner.

Rather than attempting to predict the direction of interest rates or making investment decisions based purely on short-term market conditions, our managers use traditional, time-proven strategies. In seeking to maximize the fund's total returns, we rely on extensive research in an effort to uncover the most attractive relative values in any given interest-rate environment. We believe this approach best serves our shareholders.

Thank you for your continued support of the Franklin Strategic Mortgage Portfolio. We look forward to serving your investment needs in the future.

Sincerely,



Charles B. Johnson
Chairman of the Board


1. U.S. government securities owned by the fund or held under repurchase agreement, but not shares of the fund, are guaranteed by the U.S. government as to timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.




Overview of the Economy

During the reporting period, U.S. economic growth slowed, which lowered inflation expectations. In the fourth quarter of 1994, Gross Domestic Product
(GDP) rose to an annualized rate of 5.1%, fueled by strong consumer spending and high industrial production.2 Results for the first quarter of 1995, however, were mixed. There were only moderate increases in the Consumer Price Index (CPI) and Producer Price Index (PPI), the two primary indicators of inflation, and GDP growth slowed to 2.7%.2 Nevertheless, high levels of manufacturing and production by the nation's factories, as well as strength in the employment sector persisted throughout the quarter. Continued declines in consumer spending and demand for consumer goods produced larger-than-expected inventory levels. Through the second and third quarters, inflation figures were flat but growth remained sluggish. Second quarter GDP rose only 1.3%, and production levels fell as inventories were cleared.2 With mixed signals from all areas of the economy, including renewed strength in the employment and housing sectors, third quarter GDP was estimated at a stronger 4.2%.2

The Federal Reserve Board played a key role in controlling growth and inflation throughout the reporting period. Sensitive to inflationary pressures and watchful of economic growth, the Federal Reserve repeatedly adjusted short-term interest rates in the first half of the reporting period. Concerned that strong production and employment would bring unwanted inflationary pressure, it raised the federal funds rate (the interest rate banks charge each other for overnight loans) and the discount rate (the interest rate charged for loans to member banks) by 75 basis points each in November 1994, and another 50 basis points each in February 1995.


2. Source: U.S. Commerce Department.




After the slow growth of the first two quarters of 1995, many feared that credit was too restrictive and that the economy was on the verge of a recession. In response, the Federal Reserve cut the federal funds rate by 25 basis points during its Federal Open Market Committee meeting in July 1995 but made no further moves during its August or September meetings. At the end of the reporting period, the federal funds rate and discount rate stood at 5.75% and 5.25%, respectively.

Looking forward, long-term trends indicate that the fixed-income market may continue the rally that began in the first quarter of 1995. For example, a strong dollar should help hold down inflationary pressures through lower import prices, and monetary rules continue to show that the Federal Reserve's target for the federal funds rate may be "restrictive" and could be lowered in search of a more "neutral" position. These trends appear to bode well for the bond market.






Roger A. Bayston, CFA

Roger  Bayston  is  portfolio  manager  for  the  Franklin   Strategic  Mortgage
Portfolio, Franklin Adjustable Rate Securities Fund and the Franklin Valuemark Adjustable U.S. Government Securities Fund.

Before joining Franklin in 1991, Mr. Bayston managed portfolios of fixed-income securities for Bankers Trust Company Investment Management Group. He holds a Bachelor of Science degree from the University of Virginia and a Master of Business Administration degree from the University of California at Los Angeles. He is a member of the Security Analysts of San Francisco and the Association for Investment Management and Research, and is a Chartered Financial Analyst.




Franklin Strategic Mortgage Portfolio

During the reporting period, we continued to diversify the portfolio into various coupons and maturities of Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) mortgage passthroughs. Throughout the period, we held only the most liquid, non-derivative passthroughs, and our long-term buy-and-hold strategy gave shareholders the opportunity to benefit from relatively low turnover rates and transaction costs. Among the portfolio's transactions during the year were sales of Treasury bonds and multifamily adjustable rate mortgages, the proceeds of which were reinvested in current coupon 15-year and 30-year passthrough securities. We also reduced our weighting in discount mortgages. The Federal Reserve's movements to raise interest rates in the fourth quarter of 1994 and the first quarter of 1995, and then lower interest rates in July 1995, caused the mortgage market to underperform the Treasury markets during these periods of high interest-rate volatility. Also, during periods of generally declining interest rates, mortgage security performance is constrained by the increasing risk of prepayments and the resulting cash flow uncertainty they create. Despite these conditions, the Franklin Strategic Mortgage Portfolio provided strong returns to shareholders during the period. We have positioned the fund, versus the overall mortgage market, with a slight overweighting in both lower and higher coupons in order to mitigate the prepayment risk associated with current coupons. Going forward, we will continue to monitor the mortgage markets, looking for the best relative value for the fund's shareholders.




GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT




Performance Summary

The Franklin Strategic Mortgage Portfolio paid distributions totaling 71.36 cents ($0.7136) per share for the twelve-month period ended September 30, 1995.3 The distribution rate was 7.16%, based on an annualization of the fund's dividends over the last 30 days of the period ($0.060946 per share), and the maximum offering price of $10.35 on September 30, 1995. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not necessarily indicative of future trends. The fund's share price, as measured by net asset value, rose 49 cents ($0.49), from $9.42 on September 30, 1994 to $9.91 on September 30, 1995.

The fund posted a total return of +13.27% for the twelve-month period ended September 30, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge. Of course, past performance is not indicative of future results. The chart on the next page illustrates the performance of the Franklin Strategic Mortgage Portfolio against its broad-based benchmark, the Salomon Brothers Mortgage Index.

As you can see, the fund's performance slightly lagged that of the index. Of course, an unmanaged market index, such as the Salomon Brothers Mortgage Index, does not pay commissions or market spreads to buy and sell bonds, nor pay fees to cover shareholder service and custody costs. Unlike an index, investment companies are never 100% invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum 4.25% initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Strategic Mortgage Portfolio's had been applied to the index, it's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary, depending on the date you purchased your shares and any account activity during the period.




GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT




4. Total return shows the change in value of a $10,000 investment in the Franklin Strategic Mortgage Portfolio and the unmanaged Salomon Brothers Mortgage Index over the period indicated. Return calculations for the fund include the maximum 4.25% initial sales charge, and assume reinvestment of dividends and capital gains at net asset value. The Salomon Brothers Mortgage Index is unmanaged, and one cannot invest directly in an index.


Franklin Strategic Mortgage Portfolio5
Periods ended September 30, 1995
                                                       Since
                                            One-     Inception
                                            Year      (2/1/93)

NAV Cumulative Total Return:6              13.27%      18.28%
NAV Average Annual Total Return:7          13.27%       6.51%
POP Average Annual Total Return:8           8.43%       4.80%

30-Day Standardized Yield:9                      7.16%
Distribution Rate:10                             7.16%

5. The manager of the Franklin Strategic Mortgage Portfolio has agreed in advance to waive all of its management fees, which reduces operating expenses and increases the distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower, and the 30-day yield would have been 6.08%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Directors.

6. NAV cumulative total return does not include the current maximum 4.25% initial sales charge and reflects the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains at net asset value.

7. NAV average annual total return does not include the current maximum 4.25% initial sales charge and represents the average annual change in value of an investment over the specified periods, assuming reinvestment of dividends and capital gains at net asset value.

8. POP average annual total return includes the current maximum 4.25% initial sales charge and represents the average annual change in value of an investment over the stated periods, assuming reinvestment of dividends and capital gains at net asset value. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than that noted above.

9. Yield, calculated as required by the SEC, is based on earnings of the fund's portfolio during the 30 days ended on the date shown.

10. Based on an annualization of the fund's dividend for the 30-day period ($0.060946 per share) and the maximum offering price of $10.35 per share on September 30, 1995. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Statement of Investments in Securities and Net Assets, September 30, 1995


   Face                                                                                                  Value
  Amount                                                                                               (Note 1)
 $000,000  b,c Mortgage-Backed Securities  98.7%..................................................    $0,000,000)
               Federal Home Loan Mortgage Corp. (FHLMC)  33.0%
 $146,638      FHLMC, 9.00%, 06/01/01 ............................................................    $  151,450
  250,382      FHLMC, 6.50%, 11/01/01 ............................................................       249,755
  135,806      FHLMC, 6.50%, 03/01/09 ............................................................       133,982
   93,670      FHLMC, 7.00%, 06/01/09 ............................................................        94,081
   85,254      FHLMC, 8.00%, 01/01/10 ............................................................        87,652
   99,451      FHLMC, 7.50%, 04/01/10 ............................................................       101,285
  150,206      FHLMC, 6.00%, 07/01/10 ............................................................       145,654
  127,817      FHLMC, 9.50%, 12/01/22 ............................................................       135,205
  131,158      FHLMC, 7.00%, 06/01/24 ............................................................       129,478
  149,941      FHLMC, 7.50%, 07/01/24 ............................................................       151,113
  145,285      FHLMC, 8.00%, 07/01/24 ............................................................       148,736
  200,893      FHLMC, 8.50%, 12/01/24 ............................................................       208,111
   49,999      FHLMC, 8.00%, 06/01/25 ............................................................        51,187
   75,000      FHLMC, 7.00%, 09/01/25 ............................................................        74,039
   60,000    a FHLMC, 7.00%, 09/01/25 ............................................................        59,231
   50,000    a FHLMC, 7.50%, 09/01/25 ............................................................        50,391
                                                                                                      -----------
                     Total Federal Home Loan Mortgage Corp. (Cost $1,927,160).....................     1,971,350
                                                                                                      -----------
               Federal National Mortgage Assocation (FNMA)  38.6%
  219,184      FNMA, 6.00%, 03/01/01 .............................................................       215,175
  143,402      FNMA, 6.50%, 09/01/08 .............................................................       141,431
   95,139      FNMA, 7.00%, 07/01/09 .............................................................        95,496
   90,183      FNMA, 7.50%, 07/01/09 .............................................................        91,790
   28,650      FNMA, 6.00%, 12/01/23 .............................................................        26,985
  476,502      FNMA, 6.50%, 06/01/24 .............................................................       459,526
  401,850      FNMA, 7.00%, 06/01/24 .............................................................       396,324
   98,798      FNMA, 8.50%, 07/01/24 .............................................................       102,349
  246,781      FNMA, 9.00%, 12/01/24 .............................................................       258,193
  222,658      FNMA, 8.00%, 01/01/25 .............................................................       227,948
  238,887      FNMA, 7.50%, 08/01/25 .............................................................       240,529
   50,000    a FNMA, 7.50%, 09/01/25 .............................................................        50,344
                                                                                                      -----------
                     Total Federal National Mortgage Assocation (Cost $2,207,406).................     2,306,090
                                                                                                      -----------
               Government National Mortgage Association (GNMA)  27.1%
  165,323      GNMA, SF, 9.00%, 12/15/16 .........................................................       174,208
  111,808      GNMA, SF, 10.00%, 10/15/18 ........................................................       122,011
  135,997      GNMA, SF, 9.50%, 10/15/20 .........................................................       145,346
  230,776      GNMA, SF, 8.00%, 02/15/23 .........................................................       237,555
  288,025      GNMA, SF, 7.00%, 06/15/23 .........................................................       284,784
  183,566      GNMA, SF, 7.50%, 06/15/23 .........................................................       185,459
  285,846      GNMA, SF, 6.50%, 01/15/24 .........................................................       275,842
$  91,935      GNMA, SF, 8.50%, 09/15/24 .........................................................     $  95,871
   50,000    a GNMA, SF, 8.00%, 09/01/25 .........................................................        51,468
   49,500      GNMA, SF, 7.50%, 09/15/25 .........................................................        50,010
                                                                                                      -----------
                     Total Government National Mortgage Association (Cost $1,609,974) ............     1,622,554
                                                                                                      -----------
                     Total Mortgage-Backed Securities (Cost $5,744,540) ..........................     5,899,994
                                                                                                      -----------
           b,c Receivables from Repurchase Agreements  4.2%
  259,521      Joint Repurchase Agreement, 6.429%, 10/02/95 (Cost $254,525)
                Daiwa Securities America, Inc., (Maturity Value $124,784)
                 Collateral: U.S. Treasury Bills, 03/28/96
                Swiss Bank Corp., (Maturity Value $129,877)
                 Collateral: U.S. Treasury Notes, 6.125% - 6.75%, 05/15/97 - 08/31/00 ............       254,525
                                                                                                      -----------
                         Total Investments (Cost $5,999,065)  102.9% .............................     6,154,519
                         Liabilities in Excess of Other Assets, Net  (2.9%) ......................      (174,613)
                                                                                                      -----------
                         Net Assets  100.0% ......................................................    $5,979,906
                                                                                                      ===========


               At September 30, 1995, the net unrealized  appreciation  based on the cost of investments for income tax purposes of $5,999,065 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ..................................................    $  178,153
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ..................................................       (22,699)
                                                                                                      -----------
                 Net unrealized appreciation .....................................................    $  155,454
                                                                                                      ===========


PORTFOLIO ABBREVIATIONS:
SF   - Single Family




aSee Note 1(f) regarding securities purchased on a when-issued or delayed delivery basis.
bFace amount for repurchase agreements is for the underlying collateral.
cSee Note 1(e) regarding Joint Repurchase Agreement.

                       The accompanying notes are an integral part of  these  financial statements.




FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Financial Statements

Statement of Assets and Liabilities
September 30, 1995

Assets:
 Investments in securities, at value
  (identified cost $5,744,540)                      $5,899, 994
 Receivables from repurchase agreements,
  at value and cost                                     254,525
 Receivables:
  Interest                                               35,931
  Investment securities sold                                903
 Unamortized organization costs (Note 2)                 15,638
                                                    ------------

      Total assets                                    6,206,991
                                                    ------------

Liabilities:
 Payables:
  Investment securities purchased
   on a when-issued basis (Note 1)                      211,092
 Accrued expenses and other liabilities                  15,993
                                                    ------------
      Total liabilities                                 227,085
                                                    ------------
Net assets, at value                                 $5,979,906
                                                    ============

Net assets consist of:
 Unrealized appreciation on investments              $  155,454
 Accumulated realized loss                            (192,789)
 Capital shares                                           6,037
 Additional paid-in capital                           6,011,204
                                                    ------------
Net assets, at value                                 $5,979,906
                                                    ============

Computation of net asset value and
 offering price per share:
  Net asset value
   ($5,979,906 O 603,712 shares
    outstanding)                                        $  9.91
                                                    ============

  Maximum offering price
   (100/95.75 of $9.91)                                $  10.35
                                                    ============




Statement of Operations
for the year ended September 30, 1995

Investment income:
 Interest (Note 1)                  $412,210
                                 ------------

      Total income                            $412,210
Expenses:
 Management fees, net (Note 6)            --
 Registration fees                    16,303
 Professional fees                    12,731
 Reports to shareholders               9,639
 Amortization of organization costs
  (Note 2)                              6,951
 Custodian fees                          547
 Other                                   396
 Payments from Manager (Note 6)      (46,567)
                                 ------------

      Total expenses                                 --
                                            ------------

       Net investment income                   412,210
                                           ------------

Realized and unrealized gain (loss)
 on investments:
  Net realized loss                            (76,041)
  Net unrealized appreciation                  355,238
                                           ------------

Net realized and unrealized gain on
 investments                                   279,197
                                           ------------

Net increase in net assets resulting
 from operations                              $691,407
                                           ============




     The accompanying notes are an integral part of these financial statements.




FRANKLIN STRATEGIC MORTGAGE PORTFOLIO  Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended  September 30, 1995 and 1994
                                                                                            1995          1994
                                                                                          --------      --------
Increase (decrease) in net assets:
Operations:
 Net investment income..............................................................     $ 412,210     $ 297,090
 Net realized loss on investments...................................................       (76,041)     (116,748)
 Net unrealized appreciation (depreciation) on investments..........................       355,238      (263,282)
                                                                                          --------      --------
      Net increase (decrease) in net assets resulting from operations...............       691,407       (82,940)
Distributions to shareholders from:
 Undistributed net investment income................................................      (412,210)     (297,090)
 Net realized capital gains.........................................................            __       (56,643)
Increase in net assets from capital share transactions (Note 4).....................       477,399       354,415
                                                                                          --------      --------
      Net increase (decrease) in net assets.........................................       756,596       (82,258)
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year..................................................................     5,223,310     5,305,568
                                                                                          --------      --------
 End of year........................................................................    $5,979,906    $5,223,310
                                                                                          ========      ========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Fund) is an open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium, if any, are amortized as required by the Internal Revenue Code. The Fund normally declares dividends from its net investment income daily and distributes monthly. Daily allocations of net investment income will commence on the date following receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to the Fund's total net investment income and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of the Fund or paid in cash as requested by the shareholders.

e. Repurchase Agreements:

The Fund may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Fund based on its pro-rata interest. In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Repurchase Agreements: (cont.)

underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At September 30, 1995, all outstanding repurchase agreements held by the Fund had been entered into on September 29, 1995.

f. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying statement of investments in securities and net assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

g. Mortgage Dollar Rolls:

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as non-collateralized financing transactions.


2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Fund are amortized on a straight line basis over a period of five years from February 1, 1993, the effective date of registration under the Securities Act of 1933. In the event that Franklin Resources, Inc. (which was the sole shareholder prior to February 1, 1993) redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to Franklin Resources, Inc. New investors purchasing shares of the Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1995, for tax purposes, the Fund had capital loss carryovers as follows:

                                       Expiring in:2002 .............. $116,748
                                                   2003 ..............   76,041
                                                                       --------

                                                                       $192,789
                                                                       ========


For tax purposes, the aggregate cost of securities and unrealized appreciation are the same as for financial statement purposes at September 30, 1995.






4. CAPITAL STOCK

At September 30, 1995, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions for the years ended September
30, 1995 and 1994 were as follows:

                                                                                Year Ended September 30,
                                                                         --------------------------------------
                                                                              1995                   1994
                                                                         ---------------        ---------------
                                                                       Shares     Amount      Shares     Amount
                                                                       ------     -------      -----     -------
Shares sold........................................................    29,120    $287,035     1,960     $ 19,375
Shares issued in reinvestment of distributions.....................    42,581     410,235    36,036      353,730
Shares redeemed....................................................   (21,277)   (209,778)       __           __
Changes from exercise of exchange privilege:
 Shares sold.......................................................       928       8,811        __           __
 Shares redeemed...................................................    (1,951)    (18,904)   (1,939)     (18,690)
                                                                       ------     -------      -----     -------
Net increase.......................................................    49,401    $477,399    36,057     $354,415
                                                                       ======     =======      =====     =======

5. PURCHASESANDSALESOFSECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities and mortgage dollar roll transactions) for the year ended September 30, 1995 aggregated $2,429,699 and $1,803,906, respectively.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Institutional Services Corporation (FISCO), under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed and paid monthly at the annual rate of .40 of 1% of average daily net assets up to and including $250 million; .38 of 1% of average daily net assets in excess of $250 million, up to and including $500 million; and .36 of 1% of average daily net assets in excess of $500 million. The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. The Fund's expenses did not exceed these limitations. However, for the year ended September 30, 1995, FISCO agreed in advance to waive the $22,219 of management fees and made payments of $46,567 for other expenses as shown in the Statement of Operations.

In its capacity as underwriter for the shares of the Fund, Franklin/Templeton Distributors, Inc. received commissions on sales of the Fund's shares for the year ended September 30, 1995, totalling $2,988 of which $2,786 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of shares of the Fund and as such are not expenses of the Fund.

Pursuant to a shareholder service agreement with Franklin/Templeton Investors Services, Inc., the Fund pays costs on a per shareholder account basis. Fees which would have been incurred by the Fund but were borne by Franklin/Templeton Investors Services, Inc., totalled $97.

At September 30, 1995, Franklin Resources, Inc. owned 98.85% of the Fund's outstanding shares.

Certain officers and trustees of the Fund are also officers and/or directors of FISCO, Franklin/Templeton Distributors, Inc., and Franklin/Templeton Investors Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.



7. FINANCIALHIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each year are as follows:

                                                                                                February 1, 1993
                                                                Year ended September 30,       (effective date) to
                                                            -------------------------------
                                                                1995               1994         September 30, 1993
                                                            ------------       ------------        ------------
Per Share Operating Performance:
Net asset value at beginning of year...................        $9.42             $10.24             $10.00
                                                            ------------       ------------       ------------
Net investment income..................................          .714               .553               .365
Net realized and unrealized gain (loss) on securities..          .490              (.711)              .240
                                                            ------------       ------------       ------------
Total from investment operations.......................         1.204              (.158)              .605
                                                            ------------       ------------       ------------
Less distributions:
Dividends from net investment income...................         (.714)             (.553)             (.365)
Distributions from realized capital gains..............            --              (.109)                --
                                                            ------------       ------------       ------------
Total distributions....................................         (.714)             (.662)             (.365)
                                                            ------------       ------------       ------------
Net asset value at end of year.........................        $9.91             $ 9.42             $10.24
                                                            ============       ============       ============
Total Return+..........................................        13.27%             (1.61)%             6.13%
Ratios/Supplemental Data:
Net assets at end of year (in 000's)...................         $5,980             $5,223             $5,306
Ratio of operating expenses to average net assets  ....           --%                --%                --%
Ratio of operating expenses to average net assets
 (excluding waiver) (Note 6)...........................         1.24%              1.28%              1.22%*
Ratio of net investment income to average net assets...         7.42%              5.65%              3.59%*
Portfolio turnover rate   .............................        34.20%             86.38%**          104.33%**

*Annualized
+++The portfolio turnover rate excludes mortgage dollar roll transactions.
**The portfolio turnover rates for these periods have been restated to exclude purchases and sales of mortgage dollar roll transactions.
+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.
++During the year, FISCO agreed in advance to waive the management fees and made payments of other expenses incurred by the Fund.


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Report of Independent Auditors


To the Shareholders and Board of Trustees of Franklin Strategic Mortgage Portfolio

We have audited the accompanying statement of assets and liabilities of Franklin Strategic Mortgage Portfolio, including the statement of investments in securities and net assets, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

San Francisco, California
November 3, 1995



To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) of REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by issuer as a percentage of the fund's total net assets.

Investment Holdings on 9/30/95
Government National Mortgage Association (GNMA) 38.6%
Federal Home Loan Mortgage Corporation (FHLMC)  33.0%
Federal National Mortgage Association (FNMA)    27.1%
Cash and Equivalents                            1.3%


GRAPHIC MATERIAL(2)

The following line graph hypothetically compares the performance of The Franklin Strategic Mortgage Portfolio to that of the Salomon Brothers Mortgage Index, based on a $10,000 investment from 2/1/93 to 9/30/95.

                        Franklin Strategic   Salomon Brothers
Period Ending           Mortgage Portfolio   Mortgage Index
2/1/93                    $9,579               $10,000
2/28/93                   $9,718               $10,092
3/31/93                   $9,780               $10,153
4/30/93                   $9,839               $10,222
5/31/93                   $9,859               $10,269
6/30/93                   $10,008              $10,368
7/31/93                   $10,014              $10,411
8/31/93                   $10,130              $10,453
9/30/93                   $10,166              $10,463
10/30/93                  $10,215              $10,497
11/30/93                  $10,133              $10,478
12/31/93                  $10,230              $10,557
1/31/94                   $10,349              $10,664
2/28/94                   $10,187              $10,598
3/31/94                   $9,984               $10,336
4/30/94                   $9,932               $10,271
5/31/94                   $9,959               $10,306
6/30/94                   $9,925               $10,280
7/31/94                   $10,109              $10,480
8/31/94                   $10,139              $10,502
9/30/94                   $10,002              $10,362
10/31/94                  $9,978               $10,358
11/30/94                  $9,952               $10,321
12/31/94                  $10,043              $10,407
1/31/95                   $10,248              $10,640
2/28/95                   $10,511              $10,911
3/31/95                   $10,546              $10,956
4/30/95                   $10,685              $11,103
5/31/95                   $11,033              $11,463
6/30/95                   $11,101              $11,523
7/31/95                   $11,116              $11,546
8/31/95                   $11,228              $11,653
9/30/95                   $11,329              $11,756
